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                             STOCK OPTION AGREEMENT

                           SYNERGISTIC HOLDINGS CORP.

                  AGREEMENT made as of this _____ day of September, 1996 (the "Grant Date") among Synergistic Holdings Corp. (the "Company"), a Delaware corporation, having a principal place of business at 405 Sixth Avenue, Des Moines, Iowa 50309 and the Salvatore Crimi Family Limited Partnership, Salvatore Crimi, Pershing Sun, Michael Sun, Jennifer Sun, Susan Tauss-Giovinco, Harrison Fitzpatrick and Francis Fitzpatrick (hereinafter collectively, the "Crimi Group" or the "Grantee").

                  WHEREAS, the Company desires to grant to the Grantee an Stock Option to purchase shares of its common stock, par value $.01 per share (the "Shares"), pursuant to the terms thereof;

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                  1. Grant of Option. The Company hereby grants to the Grantee the right and option to purchase 179,333 Shares (the "Option") on the terms and conditions and subject to all the limitations set forth herein, provided, however, that in the event the Company does not have sufficient authorized but unissued Shares, the Grantee shall have the right and option to purchase such number of Series B Convertible Preferred Stock of the Company, par value $.01 per share, equal to the number of shares determined by dividing the number of Shares to be purchased hereunder by 2,059.106. The Option provided for


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hereunder may be allocated among the Crimi Group in such proportion as they may direct in writing.

                  2. Exercise Price. The exercise price of the Shares covered by the Option shall be $2.125 per share (the "Option Price").

                  3. Exercise of Option. The Option granted hereby shall be exercisable (i) as to 20% of the Shares covered hereby, on a cumulative basis, on November 21, 1996 (the vesting date for the 172,300 employee stock options) and on the first, second, third and fourth anniversary of such date, or (ii) pursuant to any other vesting schedule that governs or may govern the exercise of the 172,300 employee stock options.

                  4. Term of Option. The Option shall terminate on November 21, 2002, but shall be subject to earlier termination as provided herein.

                  If the Grantee is an employee of the Company and ceases to be employed by the Company for any reason other than death, termination for cause or voluntary termination without the consent of the Company, the Option may be exercised within thirty (30) days after the date the Grantee ceases to be an employee, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase Shares has accrued and is in effect at the date of such cessation of employment.

                  If the Grantee is an employee of the Company and becomes disabled (as determined by the Board of Directors of the Company and as to the fact and date of which the Grantee is

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notified by the Board in writing), the Option shall be exercisable within ninety
(90) days after the date of such disability or, if earlier, the term originally prescribed by this Agreement. In such event, the Option shall be exercisable only to the extent that the right to purchase the Shares hereunder has accrued on the date the Grantee becomes disabled and is in effect as of such determination date.

                  If the Grantee is an employee of the Company and such employment is terminated for cause or is voluntarily terminated without the consent of the Company, the Option shall terminate immediately.

                  If the Grantee is an employee of the Company, then, in the event of the death of the Grantee while an employee of the Company or within thirty (30) days after the termination of employment (other than termination for cause or without consent of the Company), the Option shall be exercisable to the extent exercisable but not exercised as of the date of death and in such event, the Option must be exercised, if at all, within one hundred and eighty (180) days after the date of death of the Grantee or, if earlier, within the originally prescribed term of the Option.

                  5. Non-Assignability. The Option shall not be trans- ferable by the Grantee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Grantee's lifetime, only by the Grantee; provided, that the Option may be allocated (and replacement options granted) to individuals and/or entities comprising the Crimi Group, upon

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written request, in such proportional amounts as are set forth in Annex A attached hereto, and any such replacement options may be exercised by the grantee pursuant to the terms hereof. Except as provided for herein, the Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon the Option or such right, shall be null and void.

                  6. Exercise of Option and Issue of Shares. The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Option Price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by
Section 7 below and shall otherwise comply with the terms and conditions of this Agreement. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this

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Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full Option Price for the Shares being purchased pursuant to such exercise.

                  7. Purchase for Investment. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                           (a) The person(s) who exercise the Option shall
warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

                           (b) The Company shall have received an opinion of its
counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration there-

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under. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

                           8. Notices. Any notices required or permitted by the
terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

                  To the Company:             Synergistic Holdings Corp.
                                              405 6th Avenue
                                              Des Moines, Iowa  50306

                                              Attention:  Thomas M. Swartwood

                  To the Grantee:             The Crimi Group
                                              50 Laser Court
                                              Hauppauge, New York  11788

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the address of which notices shall be given by providing the other party hereto with written notice of such change.

                           9. Governing Law. This Agreement shall be construed
and enforced in accordance with the law of the State of New York (applicable to contracts to be performed wholly within such state).

                           10. Benefit of Agreement. This Agreement shall be for
the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

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                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company, and the Grantee has hereunto set his or her hand, all as of the day and year first above written.

                          SYNERGISTIC HOLDING CORP.

                          /s/ Thomas M. Swartwood
                          --------------------------------
                          Thomas M. Swartwood, President

                          /s/ Salvatore Crimi
                          --------------------------------
                          Salvatore Crimi

                          /s/ Pershing Sun
                          --------------------------------
                          Pershing Sun

                          /s/ Michael Sun
                          --------------------------------
                          Michael Sun

                          /s/ Jennifer Sun
                          --------------------------------
                          Jennifer Sun

                          /s/ Susan Tauss-Giovinco
                          --------------------------------
                          Susan Tauss-Giovinco

                          /s/ Francis Fitzpatrick
                          --------------------------------
                          Francis Fitzpatrick

                          /s/ Harrison Fitzpatrick
                          --------------------------------
                          Harrison Fitzpatrick

                          THE SALVATORE CRIMI FAMILY
                          LIMITED PARTNERSHIP

                          By:   /s/ Rose Crimi
                                --------------------------------
                                Name:  Rose Crimi
                                Title: General Partner

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